CAPSTEAD Information as of September 30, 2012 Investor Presentation Exhibit 99.2

Safe Harbor Statement -
Private Securities Litigation Reform Act of 1995
Cautionary Statement Concerning Forward-looking Statements
This document contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995.
Forward-looking statements include, without limitation, any statement that may predict, forecast, indicate or imply future results, performance or achievements, and may contain the words “believe,” “anticipate,” “expect,” “estimate,” “intend,” “will be,” “will likely continue,” “will likely result,” or words or phrases of similar meaning. Forward-looking statements are based largely on the expectations of management and are subject to a number of risks and uncertainties including, but not limited to, the following:
In addition to the above considerations, actual results and liquidity are affected by other risks and uncertainties which could cause actual results to be significantly different from those expressed or implied by any forward-looking statements included herein. It is not possible to identify all of the risks, uncertainties and other factors that may affect future results. In light of these risks and uncertainties, the forward-looking events and circumstances discussed herein may not occur and actual results could differ materially from those anticipated or implied in the forward-looking statements. Forward-looking statements speak only as of the date the statement is made and the Company undertakes no obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise. Accordingly, readers of this document are cautioned not to place undue reliance on any forward-looking statements included herein.
– changes in general economic conditions;
– fluctuations in interest rates and levels of mortgage
prepayments;
– the effectiveness of risk management strategies;
– the impact of differing levels of leverage employed;
– liquidity of secondary markets and credit markets;
– the availability of financing at reasonable levels and terms to support investing on a leveraged basis;
– the availability of new investment capital;
– the availability of suitable qualifying investments from both an investment return and regulatory perspective;
– changes in legislation or regulation affecting Fannie Mae and
Freddie Mac (together, the “GSEs”) and similar federal
government agencies and related guarantees;
– deterioration in credit quality and ratings of existing or future issuances of GSE or Ginnie Mae Securities;
– changes in legislation or regulation affecting exemptions for mortgage REITs from regulation under the Investment
Company Act of 1940; and
– increases in costs and other general competitive factors.

Company Summary
Proven Strategy
Experienced
Management Team
Aligned with
Stockholders
Overview of Capstead Mortgage Corporation
• Founded in 1985, Capstead is the oldest publicly-traded Agency mortgage REIT.
• At September 30, 2012, we had a total investment portfolio of $14.31 billion, supported by long-
term investment capital of $1.66 billion levered 7.96 times.*
• Our five-year compound annual total return of 22.0% exceeded the Russell 2000 Index and the
NAREIT Mortgage Index.**
• We invest exclusively in residential adjustable-rate mortgage (ARM) securities issued and guaranteed by Fannie Mae, Freddie Mac or Ginnie Mae.  Agency-guaranteed mortgage securities are considered to have little, if any, credit risk.
• Our focus on short-duration ARM securities augmented with 2-year interest rate swap agreements differentiates us from our peers because ARM securities reset to more current interest rates within a relatively short period of time. This allows for the recovery of financing spreads diminished during periods of rising interest rates and smaller fluctuations in portfolio values from changes in interest rates compared to fixed-rate mortgage securities.  With this strategy, Capstead is recognized as the most defensively-positioned Agency mortgage REIT from an interest rate risk perspective.
• Our prudently leveraged portfolio provides financial flexibility to manage changing market conditions.
• Our top four executive officers have 85 years of combined mortgage finance industry experience, including 80 years at Capstead.
• We are self-managed with low operating costs and a focus on performance-based compensation for our executive officers. This structure greatly enhances the alignment of management interests with those of our stockholders.

*   Long-term investment capital includes stockholders’ equity and unsecured borrowings, net of investments in related unconsolidated affiliates.
**  Compound annual growth rate is based on cumulative total returns assuming an investment in Capstead was made September 30, 2007 and dividends were reinvested.

Market Snapshot
(dollars in thousands, except per share amounts)

Perpetual Preferred Trust Total Long -Term
Common Series A Series B Preferred Investment Capital
NYSE Stock Ticker CMO CMOPRA CMOPRB
Shares outstanding
(a)
98,956 186 16,493
Cost of preferred capital
(a)
11.44% 11.15% 8.49% 10.23%
Price as of October 26, 2012 $12.13 $22.25 $14.94
Book Value per common share
(a)
$13.88
Price as a multiple of
September 30, 2012 book value
87.4%
Recorded value
(a)
$1,374,835 $2,604 $186,388 $99,978 $1,663,805
Market capitalization as of October 26, 2012
$1,200,336 $4,139 $246,405 $99,978 $1,550,858
(a) As of September 30, 2012 .

Capstead’s Prudent Use of Leverage

**
Borrowings under repurchase arrangements divided by long-term investment capital.
Portfolio leverage remained relatively stable during the third quarter of 2012 at approximately eight times long-term investment capital.  In our view, borrowing at current levels represents an appropriate and prudent use of leverage for an agency-guaranteed ARM securities portfolio in today’s market conditions.
During the quarter and nine months ending September 30, 2012, respectively, we raised $21 million and $142 million in new common equity capital using our at-the-market continuous offering program.  This program was suspended with the October 30, 2012 announcement of a $100 million common stock buy back program.
($ in millions)
Portfolio Leverage* Long-Term Investment Capital
$860
$1,114
$1,127
$1,393
$1,502
$1,580
$1,664
67%
75%
75%
80%
81%
82%
83%
11%
21%
16%
16%
13%
12%
12%
7%
7%
9%
9%
12%
6%
6%
$
$200
$400
$600
$800
$1,000
$1,200
$1,400
$1,600
12/31/08 12/31/09 12/31/10 12/31/11 3/31/12 6/30/12 9/30/12
Common Stock Preferred Stock Trust Prefered Securities, net
7.85x
6.67x
6.91x
8.15x
8.05x 8.05x
7.96x
0.0x
1.0x
2.0x
3.0x
4.0x
5.0x
6.0x
7.0x
8.0x
9.0x
12/31/08 12/31/09 12/31/10 12/31/11 3/31/12 6/30/12 9/30/12
$100
$189
$1,375
Common Stock Preferred Stock Trust Preferred Securities, net

28%
72%
42%
58%
Capstead’s Proven Short-Duration Investment Strategy

As of September 30, 2012
As of September 30, 2012
Low risk agency-guaranteed residential ARM securities financed primarily with 30-90 day “repo”
borrowings, augmented with two-year interest rate swap agreements for hedging purposes.
Residential ARM Securities Portfolio
Repurchase Arrangements & Similar Borrowings
Total: $13.25 billion
*    Based on fair market value as of the indicated balance sheet date.
Total: $14.30 billion*
• Most of our securities are backed by well-seasoned mortgage loans with coupon interest rates that reset at least annually or begin doing so after an initial fixed-rate period of five years or less.
• We have long-term relationships with numerous lending
counterparties.  As of September 30, 2012, we had borrowings outstanding with 24 counterparties.
• Third quarter 2012 borrowing rates averaged 41 basis points, up from 37 basis points during the second quarter.  Average
repo borrowing rates ended the quarter at 0.41% (0.56% after considering currently-paying interest rate swaps).
• At September 30, 2012 we held $3.70 billion notional amount of  currently-paying two-year interest rate swaps requiring fixed rate payments averaging 0.78% with average maturities of ten months.  An additional $2.30 billion notional amount of two-year forward-starting swaps were held at quarter-end that will begin requiring fixed rate payments averaging 0.50% for two-year
periods on various dates between October 2012 and October
2013.
• The duration of our investment portfolio and related ‘repo’
borrowings was approximately 10½ months and 8 months,
respectively, at September 30, 2012.  This  resulted in a net duration gap of approximately 2½ months.  Duration is a
measure of market price sensitivity to interest rate movements.
Longer-to-Reset
ARMs
$5.96 Billion
Current-Reset
ARMs
$8.34 Billion
Borrowings Hedged with
Currently-Paying
Interest Rate Swaps
$3.70 Billion
(excludes forward-
starting swaps)
Unhedged
Borrowings
$9.55 Billion

Financing Spread Analysis
As of September 30, 2012 (unaudited)
7 7
2012 2011
Q3 Q2 Q1 Q4 Q3 Q2 Q1
Yields on residential mortgage investments:
(a)
Cash yields 2.65% 2.71% 2.74% 2.77% 2.84% 2.97% 2.94%
Investment premium amortization (0.79) (0.67) (0.60) (0.66) (0.67) (0.59) (0.58)
Adjusted yields 1.86 2.04 2.14 2.11 2.17 2.38 2.36
Related borrowing rates:
(b)
Unhedged borrowing rates 0.41 0.37 0.32 0.32 0.25 0.25 0.29
Fixed swap rates 0.78 0.80 0.85 0.90 0.98 1.02 1.07
Adjusted borrowing rates 0.56 0.54 0.49 0.54 0.57 0.55 0.59
Financing spreads on residential mortgage
investments 1.30 1.50 1.65 1.57 1.60 1.83 1.77
2012 2011
Q3 Q2 Q1 Q4 Q3 Q2 Q1
Financing spreads on residential mortgage
investments 1.30% 1.50% 1.65% 1.57% 1.60% 1.83% 1.77%
Impact of yields on other interest-earning assets * (0.05) (0.06) (0.06) (0.04) (0.05) (0.04) (0.05)
Impact of borrowing rates on unsecured borrowings
and other interest-paying liabilities*
(0.06) (0.07) (0.07) (0.07) (0.08) (0.09) (0.10)
Total financing spreads
1.19 1.37 1.52 1.46 1.47 1.70 1.62
(a)  Cash yields are based on the cash component of interest income. Investment premium amortization is determined using the interest method and incorporates actual and anticipated future mortgage prepayments. Both are expressed as a percentage calculated on an annualized basis on average amortized cost basis for the indicated periods.
(b) Unhedged borrowing rates represent average rates on repurchase agreements and similar borrowings. Fixed swap rates represent the average fixed rates on currently-paying interest rate swap agreements used to hedge short-term borrowing rates. Adjusted borrowing rates reflect unhedged borrowing rates and swap rates as well as differences between variable rate payments received on the Company's currently-paying swap agreements, which typically are based on one-month LIBOR, and unhedged borrowing rates as well as any measured hedge ineffectiveness, calculated on an annualized basis on average outstanding balances for the indicated periods.
Financing spreads on residential mortgage investments, a non-GAAP financial measure, differs from total financing spreads, an all-inclusive GAAP measure, that is based on all interest-earning assets and all interest-paying liabilities. The Company believes that presenting financing spreads on residential mortgage investments provides useful information for evaluating the performance of the Company's portfolio. The following reconciles these two measures.
*  Other interest-earning assetsconsist of overnight investments and cash collateral receivable from interest rate swap counterparties. Other interest-paying liabilities consist of long-term unsecured borrowings (at a borrowing rate of 8.49%) that the Company considers a component of its long-term investment capital and cash collateral payable to interest rate swap counterparties.

Capstead’s Stockholder Friendly Structure

Quarter Nine Months
Ended Ended
Sept. 30, 2012
*
Sept. 30, 2012
*
Compensation-related expenses:
  Fixed:
Salaries and related deferred compensation match,
payroll taxes, insurance and other benefits    0.22%    0.23%
  Variable:
Incentive Compensation
**
0.19 0.31 64% and 70% of quarter and
Dividend Equivalent Rights 0.06 0.06 year-to-date compensation -
Performance Stock Awards 0.12 0.12 related expenses, respectively,
Related deferred compensation match and payroll taxes 0.02 0.04 were performance-based
0.39 0.53
0.61 0.76
Other platform expenses 0.27 0.28
          0.88%             1.04%
*
Expressed as a percentage of average long-term investment capital (LTIC).
**
Incentive compensation is based on a 10% participation in returns on LTIC in excess of benchmark returns (greater of 10% or the average 10-year Treasury rate plus 2.0%), capped at 50 basis points of LTIC and subject to Compensation Committee discretion.
• Self-managed with low operating costs.
• Our board of directors requires management to hold a significant amount of CMO stock based on a multiple of each executive’s base salary.  Our most recent proxy statement discloses that as of
February 22, 2012 our directors and executive officers beneficially owned 1.9% of our common shares.
• Pay structure is variable through compensation elements that focus on “pay for performance.”
• Management is incented to grow the Company by issuing common equity capital when it is accretive to book value and earnings as opposed to increasing compensation or external management fees.
• Bottom line: our management prospers when our stockholders prosper.

* Net WAC, or weighted average coupon, is the weighted average interest rate of the mortgage loans underlying the indicated investments, net of servicing and other fees, as of September 30,
2012.  Net WAC is expressed as a percentage calculated on an annualized basis on the unpaid principal balance of the mortgage loans underlying these investments.  Fully indexed WAC represents the weighted average coupon upon one or more resets using interest rate indexes and net margins, as of September 30, 2012. Gross WAC is the weighted average interest rate of the mortgage loans underlying the indicated investments, including servicing and other fees paid by borrowers, as of September 30, 2012.
NOTE:  Excludes $9 million of fixed-rate investments.
Key Elements of Capstead’s ARM Portfolio
As of September 30, 2012 (dollars in thousands, unaudited)
9 9
Fully Average Months
Principal Investment Amortized Cost Basis Fair Market Net Indexed Net to
Balance Premiums ($) % Value WAC* WAC* Margins Roll
Current-reset ARMs:
Fannie Mae Agency Securities $ 5,245,789 $124,156 $ 5,369,945 102. 37 $5,563,949 2.48% 2.38% 1.70% 5.0
Freddie Mac Agency Securities 1,893,205 52,414 1,945,619 102. 77 2,016,109 2.83 2.52 1.84 6.2
Ginnie Mae Agency Securities 729,351 16,575 745,926 10 2.27 760,018 2.46 1.70 1.51 6.6
Residential Mortgage L oans 5,139 20 5,159 100. 39 5,22 9 3.51 2.45 2.04 4.5
7,873, 484 193,1 65 8,066,649 102. 45 8,345,305
2.56 2.35
1.71
5.4
Longer-to-reset ARMs:
Fannie Mae Agency Securities 2,920,898 113,555 3,034,453 103. 89 3,080,110 3.00 2.74 1.77 44.2
Freddie Mac Agency Securities 1,827,336 73,461 1,900,797 10 4.02 1,926,073 2.97 2.80 1.84 49.8
Ginnie Mae Agency Securities 898,895 33,757 932,652 103. 76 952,409 3.04 1.69 1.51 32.6
5,647,129 220,773 5,867,902 103. 91 5,958,592 3.00 2.59 1.75
44.1
$13,520,613 $413,9 38 $13,934,551 10 3.06 $14,303,897 2.74 2.45 1.73 21.6
Gross WAC (rate paid by borrow ers)* 3.37

Appendix CAPSTEAD 10 ****************** ****************** ****************** ****************** ******************

Capstead’s Third Quarter 2012 Highlights
• Earnings of $40.0 million or $0.35 per diluted common share.
• Our average financing spreads on residential mortgage investments decreased 20 basis points to 1.30%.
• Our book value increased $0.65 to $13.88 per common share.
• We raised $21 million in new common equity capital using our at-the-market continuous offering program contributing $0.01 to the increase in book value per common share.
• Portfolio leverage remained relatively stable during the quarter at approximately eight times long-term investment capital.
• Operating expense as a percentage of long-term investment capital decreased 18 basis points to 0.88%.
• Comments from our October 24, 2012 earnings press release:
“With the apparent weakening of the global economy and the recent announcement by the Federal Reserve Open Market Committee of a
significant new fixed-rate mortgage bond buying program referred to as QE3, pricing in the secondary markets for agency-guaranteed residential mortgage securities of all durations, including ARM securities, has risen considerably. While favorable to reported book values, higher pricing levels contribute to lower yields on new acquisitions and puts upward pressure on mortgage prepayment rates as mortgage originators begin offering lower mortgage rates to consumers. During the third quarter the portfolio increased $514 million to $14.31 billion while portfolio leverage declined slightly to 7.96 times our long-term investment capital, from 8.05 times at June 30, 2012 in large part due to increases in our book value as a result of higher portfolio values.  In our view, leverage of approximately eight to one represents an appropriate and prudent use of leverage for an agency-guaranteed residential ARM securities portfolio in today’s market conditions.
“Mortgage prepayments for the third quarter of 2012 increased approximately 2.8 CPR to 18.7% CPR quarter over quarter reflecting lower prevailing mortgage interest rates available to consumers as well as higher seasonal prepayment patterns.  This increase in prepayments contributed to over $5 million in additional investment premium amortization, which negatively impacted portfolio yields and net interest margins for the quarter.  While mortgage interest rates may continue declining as a consequence of QE3, we believe certain characteristics of our portfolio lessen the risk of experiencing sharply higher prepayment levels.  Central to this belief, and the fundamental difference between our investment portfolio and those of our peers, is our focus on investing solely in ARM securities.  As of the end of the third quarter our portfolio was backed by mortgages requiring borrowers to make payments predicated on rates averaging a relatively low 3.37%, of which 56% were originated prior to
2009. Mortgage prepayments on securities backed by more seasoned loans have been partially suppressed by low housing prices and credit problems being experienced by many of these borrowers, even as prepayments on newer originations have increased.  As a result, many borrowers with mortgage loans underlying securities in our portfolio lack the ability to meaningfully lower their mortgage payments even if they can overcome all of these impediments to refinancing. For these reasons, we expect mortgage prepayments will remain at manageable levels.
“With the weighted average coupons of an increasing number of mortgage loans underlying our current-reset ARM securities approaching fully-indexed levels, we anticipate the impact to portfolio yields from coupon resets to be relatively modest in the coming quarters, absent significant declines in six- and twelve-month indices. Though slightly higher during the third quarter, our borrowing costs remained largely in check reflecting market expectations that short-term interest rates may stay at extremely low levels into 2015. This has allowed us the opportunity to continue to enter into forward-starting two-year interest rate swap agreements at rates considerably lower than our currently-paying swaps, most of which mature in 2013.
“We remain confident in and focused on our investment strategy of managing a conservatively leveraged portfolio of agency-guaranteed residential ARM securities that can produce attractive risk-adjusted returns over the long term while reducing, but not eliminating, sensitivity to changes in interest rates.”

Capstead’s Quarterly Income Statements
(dollars in thousands, except per share amounts) (unaudited)

September June March December September
2012 2012 2012 2011 2011
Interest income:
Residential mortgage investments 63,463 $           65,787 $           65,733 $           63,910 $           62,890 $
Other 154                     176                     150                     71                        59
63,617               65,963               65,883               63,981               62,949
Interest expense:
Repurchase arrangements and similar borrowings (17,875)             (16,451)             (14,103)             (15,556)             (15,744)
Unsecured borrowings (2,186)                 (2,187)                 (2,187)                 (2,187)                 (2,186)
Other   -   -   -   -   -
(20,061)             (18,638)             (16,290)             (17,743)             (17,930)
43,556               47,325               49,593               46,238               45,019
Other revenue (expense):
Miscellaneous other revenue (expense) 9                          13                        (169)                    (97)                      (109)
Incentive compensation (781)                    (1,295)                 (1,538)                 (1,548)                 (1,429)
Salaries and benefits (1,696)                 (1,682)                 (1,827)                 (1,698)                 (1,631)
Other general and administrative expense (1,115)                 (1,091)                 (954)                    (992)                    (911)
(3,583)                 (4,055)                 (4,488)                 (4,335)                 (4,080)
Income before equity in earnings of unconsolidated affiliates 39,973               43,270               45,105               41,903               40,939
Equity in earnings of unconsolidated affiliates 64                        65                        65                        65                        64
Net income 40,037 $           43,335 $           45,170 $           41,968 $           41,003 $
Net income per diluted common share $0.35 $0.40 $0.44 $0.43 $0.43
Average long-term investment capital 1,629,566 $      1,544,380 $      1,454,495 $      1,370,471 $      1,350,693 $
Average balance of mortgage assets 13,657,286       12,922,725       12,280,065       12,111,091       11,609,545
Investment premium amortization 27,151               21,699               18,496               20,054               19,672
Average CPR*
Average financing spreads on residential mortgage investments                    1.57
Quarter Ended
                   1.30
                   18.7%
                   1.50
                   15.9%                    15.6%
                   1.60
                   16.9%
                   1.65
                   14.5%
*    The constant prepayment rate, or CPR, represents only prepayments.

Capstead’s Annual Income Statements –
Five Years Ended 2011
(dollars in thousands, except per share amounts) (unaudited)

December December December December December
2011 2010 2009 2008 2007
Interest income:
Mortgage securities and similar investments 243,077 $         199,300 $         314,100 $         398,285 $         310,698 $
Other 301                     478                     495                     2,204                  945
243,378            199,778            314,595            400,489            311,643
Interest expense:
Repurchase arrangements and similar borrowings (57,328)             (47,502)             (120,083)           (249,706)           (266,901)
Unsecured borrowings (8,747)                 (8,747)                 (8,747)                 (8,747)                 (8,747)
Other (5)                         (2)                         -                           -                           -
(66,080)             (56,251)             (128,830)           (258,453)           (275,648)
177,298            143,527            185,765            142,036            35,995
Other revenue (expense):
Miscellaneous other revenue (expense) (1,023)                 (904)                    (40,641)             (1,593)                 (6,394)
Incentive compensation (5,697)                 (5,055)                 (4,769)                 (6,000)                 -
Salaries and benefits (6,701)                 (6,097)                 (5,655)                 (4,978)                 (3,423)
Other general and administrative expense (3,932)                 (4,834)                 (5,696)                 (3,801)                 (3,248)
(17,353)             (16,890)             (56,761)             (16,372)             (13,065)
Income before equity in earnings of unconsolidated affiliates 159,945            126,637            129,004            125,664            22,930
Equity in earnings of unconsolidated affiliates 259                     259                     259                     259                     1,783
Net income 160,204 $         126,896 $         129,263 $         125,923 $         24,713 $
Net income per diluted common share $1.75 $1.52 $1.66 $1.93 $0.19
Average long-term investment capital 1,284,057 $      1,120,647 $      1,032,853 $      813,428 $         483,703 $
Average balance of mortgage assets 10,839,749       7,665,796         7,604,530         7,630,958         5,510,503
Investment premium amortization 68,077               57,634               29,426               29,336               24,091
Average CPR*
Average financing spreads on residential mortgage investments
                   29.1%
Year Ended
                   16.0%
                   0.52
                   25.5%
                   2.40
                   16.6%
                   1.69                    1.68
                   16.1%
                   1.94
*    The constant prepayment rate, or CPR, represents only prepayments.

Capstead’s Comparative Balance Sheets
(dollars in thousands, except per share amounts)

September 30, December 31, December 31, December 31,
2012 2011 2010 2009
Assets
Residential mortgage investments 14,313,208 $  12,264,906 $  8,515,691 $  8,091,103 $
Cash collateral receivable from interest rate swap counterparties 57,737 48,505 35,289 30,485
Interest rate swap agreements at fair value 24 617 9,597 1,758
Cash and cash equivalents 500,741 426,717 359,590 409,623
Receivables and other assets 140,727 100,760 76,078 92,817
Investments in unconsolidated affiliates 3,117 3,117 3,117 3,117
15,015,554 $  12,844,622 $  8,999,362 $  8,628,903 $
Liabilities
Repurchase arrangements and similar borrowings 13,250,488 $  11,352,444 $  7,792,743 $  7,435,256 $
Cash collateral payable to interest rate swap counterparties - - 9,024 -
Interest rate swap agreements at fair value 41,199 31,348 16,337 9,218
Unsecured borrowings 103,095 103,095 103,095 103,095
Common stock dividend payable 36,173 38,184 27,401 37,432
Accounts payable and accrued expenses 20,772 26,844 23,337 29,961
13,451,727 11,551,915 7,971,937 7,614,962
Stockholders' Equity
Perpetual preferred stock 188,992 184,514 179,323 179,333
Common stock 1,046,621 903,653 674,202 661,724
Accumulated other comprehensive income (loss) 328,214 204,540 173,900 172,884
1,563,827 1,292,707 1,027,425 1,013,941
15,015,554 $  12,844,622 $  8,999,362 $  8,628,903 $
Book value per common share
liquidation preferences for the Series A and B preferred stock) 13.88 $12.52 $12.02 $11.99
Long-term investment capital
unsecured borrowings, net of investments in related
unconsolidated affiliates) $1,663,805 $1,392,685 $1,127,403 $1,113,919
Portfolio leverage
divided by long-term investment capital) 7.96:1 8.15:1 6.91:1 6.67:1
(calculated assuming
(stockholders‘ equity and
(borrowings under repurchase arrangements

Experienced Management Team

85 years of combined mortgage finance industry experience, including 80 years at Capstead.
Andrew F. Jacobs – President and Chief Executive Officer, Director
– Has served as president and chief executive officer since 2003 and has held various executive positions at Capstead since 1988
– Certified Public Accountant (“CPA”), member of the Board of Governors of the National Association of Real Estate Investment Trusts
(“NAREIT”), chairman of NAREIT’s Council of Mortgage REITs, member of the Executive Committee of the Chancellors Council of
the University of Texas System, the Executive Council of the Real Estate Finance and Investment Center at the University of Texas
at Austin, the American Institute of Certified Public Accountants (“AICPA”), and the Financial Executives International (“FEI”)
Phillip A. Reinsch – Executive Vice President and Chief Financial Officer, Secretary
– Has held various financial accounting and reporting positions at Capstead since 1993
– Formerly employed by Ernst & Young LLP as an audit senior manager focusing on mortgage banking and asset securitization
– CPA, Member AICPA, FEI
Robert A. Spears – Executive Vice President, Director of Residential Mortgage Investments
– Has served in asset and liability management positions at Capstead since 1994
– Formerly Vice President of secondary marketing with NationsBanc Mortgage Corporation
Michael W. Brown – Senior Vice President, Asset and Liability Management, Treasurer
– Has served in asset and liability management positions at Capstead since 1994
– MBA, Southern Methodist University, Dallas, Texas